Exhibit (j)(i) under Form N-1A
                                               Exhibit 23 under Item 601/Reg S-K







                         INDEPENDENT AUDITORS' CONSENT

We consent to the use in Post-Effective Amendment No. 68 to Registration Statement on Form N-1A No. 2-29786 of Federated American Leaders Fund, Inc., of our report dated May 7, 2001, appearing in the Prospectus, which is a part of such Registration Statement, and to the reference to us under the heading "Financial Highlights" in such Prospectus.


By: DELOITTE & TOUCHE, LLP
    Deloitte & Touche, LLP


Boston, Massachusetts
May 23, 2001